UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2005

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5318	25-0900168
(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
EX-99.1

Item 2.02 Results of Operations and Financial Condition

On April 18, 2005, the Company issued a press release announcing its anticipated results for its fiscal year 2005 third quarter ended March 31, 2005 and updating previously-announced guidance on its results for the full 2005 fiscal year.

The text of the Company’s announcement is reflected in Exhibit 99.1 of this Form 8-K.

The following is a reconciliation of earnings per diluted share (EPS) excluding special items.

EPS, as reported for the quarter ended March 31, 2004	$0.66

Expected EPS for the quarter ended March 31, 2005	$0.80

Percentage increase	21%

Special items:
FSS goodwill impairment charge	$0.09
Loss on assets held for sale	0.03

Expected EPS for the quarter ended March 31, 2005, excluding special items	$0.92

Percentage increase	39%

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 18, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENNAMETAL INC. Registrant
Date: April 19, 2005	By:	/s/ Timothy A. Hibbard
Timothy A. Hibbard Corporate Controller and Chief Accounting Officer